UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2006 (September 15, 2006)

Brookdale Senior Living Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 North Wabash Avenue, Suite 1400, Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 977-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Separation Agreement and General Release with R. Stanley Young

On September 15, 2006, Brookdale Senior Living Inc. (the "Company") entered into a Separation Agreement and General Release with R. Stanley Young (the "Young Separation Agreement"), Executive Vice President and Chief Financial Officer of the Company, pursuant to which Mr. Young will retire from the Company effective March 30, 2007 (the "Young Termination Date"). The following summary of certain provisions of the Young Separation Agreement is qualified in its entirety by reference to the Young Separation Agreement, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Mr. Young acknowledged that the consideration accorded him in the Young Separation Agreement is in lieu of and in full satisfaction of any obligations, including any amounts that might be payable or securities deliverable, under any contract, agreement, plan, policy, program, practice or otherwise, past or present, of the Company or any of its affiliates, including, but not limited to, the Employment Agreement, dated August 9, 2005 (the "Young Employment Agreement"), between Mr. Young and Brookdale Living Communities, Inc., a wholly-owned subsidiary of the Company ("BLC"), other than any accrued and vested benefits under any tax-qualified retirement plans.

Pursuant to the Young Separation Agreement, the Company agreed that, subject to certain conditions, (i) 1,000 of the shares of Mr. Young's unvested restricted stock subject to the Brookdale Living Communities, Inc. Employee Restricted Stock Agreement, dated August 9, 2005 (the "Young Award Agreement"), between Mr. Young and BLC shall become fully vested on the first business day after the seven calendar day revocation period provided in the Young Employment Agreement has passed; (ii) 2,000 of the shares of Mr. Young's unvested restricted stock subject to the Young Award Agreement shall become fully vested on the Young Termination Date; (iii) 186,469 of the shares of Mr. Young's unvested restricted stock subject to the Young Award Agreement shall become fully vested in accordance with the provisions of the Final Separation Agreement (as defined in the Young Separation Agreement); and (iv) a performance-determined annual bonus based on the target bonus of $150,000, as described in the Young Employment Agreement, shall be delivered at the same time as similarly designed bonuses under the employment agreements of other Brookdale employees and shall be comprised of 50% cash and 50% vested shares of the Company's common stock.

A copy of the press release announcing that Mr. Young will retire from the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Separation Agreement and General Release with Deborah C. Paskin

On September 15, 2006, the Company also entered into a Separation Agreement and General Release with Deborah C. Paskin (the "Paskin Separation Agreement"), Executive Vice President, Secretary and General Counsel of the Company, pursuant to which Ms. Paskin will retire from the Company effective January 1, 2007 (the "Paskin Termination Date"). The following summary of certain provisions of the Paskin Separation Agreement is qualified in its entirety by reference to the Paskin Separation Agreement, filed as Exhibit 10.2 hereto and incorporated herein by reference.

Ms. Paskin acknowledged that the consideration accorded her in the Paskin Separation Agreement is in lieu of and in full satisfaction of any obligations, including any amounts that might be payable or securities deliverable, under any contract, agreement, plan, policy, program, practice or otherwise, past or present, of the Company or any of its affiliates, including, but not limited to, the Employment Agreement, dated August 9, 2005 (the "Paskin Employment Agreement"), between Ms. Paskin and BLC, other than any accrued and vested benefits under any tax-qualified retirement plans.

Pursuant to the Paskin Separation Agreement, the Company agreed that, subject to certain conditions, (i) 1,000 of the shares of Ms. Paskin's unvested restricted stock subject to the Brookdale Living Communities, Inc. Employee Restricted Stock Agreement, dated August 9, 2005 (the "Paskin Award Agreement"), between Ms. Paskin and BLC shall become fully vested on the first business day after the seven calendar day revocation period provided in the Paskin Employment Agreement has passed; (ii) 1,000 of the shares of Ms. Paskin's unvested restricted stock subject to the Award Agreement shall become fully vested on the Paskin Termination Date; (iii) a performance-determined annual bonus based on the target bonus of $100,000, as described in the Paskin Employment Agreement, shall be delivered at the same time as similarly designed bonuses under the employment agreements of other Brookdale employees and shall be comprised of 50% cash and 50% vested shares of the Company's common stock; and (iv) 45,368 of the shares of Ms. Paskin's unvested restricted stock subject to the Paskin Award Agreement shall become fully vested in accordance with the provisions of the Final Separation Agreement (as defined in the Paskin Separation Agreement).

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)                        Mr. Young, Executive Vice President and Chief Financial Officer of the Company, will retire from the Company effective March 30, 2007.

(c)                         Mark W. Ohlendorf, the Co-President of the Company, will assume the role of Chief Financial Officer effective March 30, 2007.

On September 15, 2006, the Company appointed Bryan Richardson as the Company's Chief Accounting Officer.

Mr. Richardson, age 48, joined the Company in connection with the Company's acquisition of American Retirement Corporation on July 25, 2006. Prior to joining the Company, Mr. Richardson served as the Executive Vice President - Finance and Chief Financial Officer of American Retirement since April 2003 and previously served as its Senior Vice President - Finance since April 2000. Mr. Richardson was formerly with a national graphic arts company from 1984 to 1999 serving in various capacities, including Senior Vice President of Finance of a digital prepress division from May 1994 to October 1999, and Senior Vice President of Finance and Chief Financial Officer from 1989 to 1994. Mr. Richardson was previously with the national public accounting firm PriceWaterhouseCoopers.

In connection with the American Retirement acquisition, the Company entered into an employment agreement with Mr. Richardson. The material terms of the employment agreement are described in the Company's Current Report on Form 8-K dated May 12, 2006, which is incorporated herein by reference.

Section 8 – Other Events

Item 8.01. Other Events.

On September 15, 2006, the Company issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that its Board of Directors has declared a quarterly cash dividend on its common stock of $0.40 per share for the quarter ending September 30, 2006, payable on October 16, 2006 to holders of record of the Company's common stock on September 29, 2006.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1	Separation Agreement and General Release, dated September 15, 2006, between Brookdale Senior Living Inc. and R. Stanley Young

10.2	Separation Agreement and General Release, dated September 15, 2006, between Brookdale Senior Living Inc. and Deborah C. Paskin

99.1	Press Release dated September 18, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

(Registrant)

/s/ R. Stanley Young

R. Stanley Young

Executive Vice President and Chief Financial Officer

Date: September 18, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Separation Agreement and General Release, dated September 15, 2006, between Brookdale Senior Living Inc. and R. Stanley Young

10.2	Separation Agreement and General Release, dated September 15, 2006, between Brookdale Senior Living Inc. and Deborah C. Paskin

99.1	Press Release dated September 18, 2006